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                                                            Exhibit 10.13(A)


                                   AMENDMENT#1
                  TO TECHNICAL LICENSE AND ASSISTANCE AGREEMENT

This Amendment is dated and entered into as of 21st day of February, 2000 by and between UTStarcom, Inc., a Delaware corporation with its place of business at 1275 Harbor Bay Parkway, Alameda, CA 94502, USA (hereinafter referred to as "UTStarcom") and Mitsubishi Electric Corporation, acting through its Mobile Communication Business Division, a Japanese corporation with offices at 8-1-1 Tsukaguchi-honmachi, Amagasaki, Hyogo 661-8661, Japan (hereinafter referred to as "Mitsubishi"). UTStarcom and Mitsubishi may collectively be referred to as the "Parties". Each may also be referred to individually as a "Party".

WHEREAS, The Parties entered into a contractual relationship on November 2nd, 1999 (documented as the "TECHNICAL LICENSE AND ASSISTANCE AGREEMENT" ---hereinafter referred to as "Agreement") for UTStarcom to develop PHS (Personal Handyphone System) handsets based on Mitsubishi's technology which is essential to or helpful in the development of PHS handset.

WHEREAS, UTStarcom desires to obtain from Mitsubishi additional license to manufacture and sell PHS handsets for itself, and

WHEREAS, The Parties wish to amend certain licensing and other terms of the Agreement.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and conditions herein contained, the Parties mutually agree as follows:



[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS UNDER 17.C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.



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1. 2. GRANT OF LICENSE

1.1 Article 2.1 (1) is hereby deleted in its entirety, and the following sentence is added:

"(1) Subject to the terms and conditions of this Agreement, Mitsubishi hereby grants to UTStarcom a [*] license to use the Licensed Technology for the term of this Agreement for the purpose of

     (i) using or making UTStarcom's PHS handset within the territory of the [*] and

     (ii) selling UTStarcom's PHS handset on a [*]

1.2  Article 2.3 is hereby added to the Agreement as follows:

"2.3 SUPPLY OF PHS HANDSET

For purposes of resale or Mitsubishi internal use, at the request of Mitsubishi, UTStarcom shall supply PHS handsets made by UTStarcom hereunder in accordance with mutually acceptable negotiated terms, prices, delivery times and conditions established at the time of purchase. Such prices, delivery times, terms and conditions shall not be [*]

2. 6. DISCLAIMER OF WARRANTY AND LIABILITY

2.1 Article 6(1) is hereby amended by added by inserting the words "NON-INFRINGEMENT OF ANY THIRD PARTY'S RIGHT " between the word "TITLE," and the word "ARISING" on the fifth (5th) line.

2.2 Article 6(1) is hereby amended by added by inserting the words "USE, MAKE OR SELL" between the word "DEVELOP" and the word "UTSTARCOM'S" on the ninth
(9th) line.


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS UNDER 17.C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

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2.3 Article 6 (2) is hereby deleted in its entirety, and the following sentence is added:

"(2) Notwithstanding the forgoing, for the period of one [*] or [*] after the date when UTStarcom's PHS handset come onto the market, whichever comes earlier, if a technical problem of the Licensed Technology is found, the Parties will confer in order to find a mutually agreeable solution of the problem."

2.4 Article 6(4) is hereby added to the Agreement as follows:

"(4) UTStarcom understands there may be a possibility of claims of intellectual property infringement related to this Agreement against UTStarcom. UTStarcom shall be responsible for taking all necessary steps to avoid and settle such claims of infringement at its own risk and expense."

3. 8. TERM

Article 8 is hereby deleted in its entirety, and the following sentence is added:

"8.TERM
The term of this Agreement shall commence on the Effective Date and will continue until the date upon which this Agreement is terminated in accordance with Article 9."

4. 9. TERMINATION

Article 9.4 is hereby amended in its entirety as follows by adding Article
2.3 as a survival clause of the Agreement:

"9.4 SURVIVAL
The provisions of Articles 2.3, 4, 5, 6, 7, 8, 10, and 11 hereof shall survive any termination of this Agreement."


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS UNDER 17.C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

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IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their respective duly authorized representatives as of the date first above written. All copies of this Amendment, signed by both Parties, shall be deemed originals.


MITSUBISHI                           UTSTARCOM

By:                                By:
   -------------------------------    ----------------------------
Name:                              Name:
     -----------------------------      --------------------------
Title:                             Title:
      ----------------------------       -------------------------
Date:                              Date:
     -----------------------------      --------------------------



[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS UNDER 17.C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.